                        Confidential Treatment Request
                                                                    EXHIBIT 10.7

                  [ ] Material indicated by this mark has been deleted pursuant to a request for confidential treatment and has been filed separately.



                             AGREEMENT FOR SERVICES

                                    BETWEEN

                         SCC COMMUNICATIONS CORP. (SCC)

                                      AND

                         U S WEST COMMUNICATIONS, INC.

                                TABLE OF CONTENTS

1. DEFINITIONS:..........................................................1
2. TERM:.................................................................1
3. TERMINATION:..........................................................2
4. SCOPE OF SERVICES:....................................................2
5. SERVICES FEE(S):......................................................2
6. INVOICES AND PAYMENTS:................................................2
7. ORDER(S):.............................................................2
8. SERVICE SPECIFICATIONS; WARRANTIES:...................................3
9. INSPECTION AND ACCEPTANCE:............................................3
10. FURNISHING OF LABOR, TOOLS, EQUIPMENT, AND MATERIAL:.................3
11. HAZARDOUS MATERIALS AND SAFETY:......................................3
12. OCCUPATIONAL SAFETY AND HEALTH ACT:..................................4
13. CONFIDENTIAL INFORMATION:............................................4
14. RECORDS:.............................................................5
15. INDEPENDENT CONTRACTOR:..............................................7
16. INDEMNITY:...........................................................7
17. PATENT, TRADEMARK, COPYRIGHT OR TRADE SECRET INDEMNIFICATION:........7
18. INSURANCE:...........................................................8
19. SUBCONTRACTORS:......................................................9
20. ADVERTISING; PUBLICITY:..............................................9
21. PLANT AND WORK RULES:................................................9
22. SETOFF:..............................................................9
23. TIME IS OF ESSENCE:..................................................9
24. ASSIGNMENT:..........................................................9
25. FORCE MAJEURE:.......................................................9
26. WAIVER:.............................................................11
27. COMPLIANCE WITH LAWS:...............................................11
28. SEVERABILITY:.......................................................11
29. ESCALATION:.........................................................12
30. DISPUTE RESOLUTION:.................................................12
31. SEVERAL LIABILITY:..................................................12
32. NONEXCLUSIVE AGREEMENT:.............................................12
33. REMEDIES CUMULATIVE:................................................13
34. AMENDMENTS:.........................................................13
35. LIMITATION OF LIABILITY.............................................13
36. SURVIVAL:...........................................................13
37. BUSINESS CONDUCT:...................................................13
38. NOTICES:............................................................13
39. OWNERSHIP AND LICENSE OF SOFTWARE:..................................14
40. M/WBE SUBCONTRACTING PLAN:..........................................14
41. OTHER PROVISIONS:...................................................14
42. ENTIRE AGREEMENT:...................................................14



            Confidential. Disclose and distribute solely to those
                    individuals who have a need to know.

EXHIBIT A - Scope of Work
EXHIBIT B - Pricing and Payment
EXHIBIT C - Nondiscrimination and Compliance Agreement
EXHIBIT D - M/WBE Subcontracting Plan





               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

                             AGREEMENT FOR SERVICES

This Agreement is made by and between U S WEST COMMUNICATIONS, INC. ("Customer"), with offices for transaction of business located at 150 South Fifth Street, Suite 700 Minneapolis, Minnesota 55402, and SCC COMMUNICATIONS CORP., ("SCC") a Delaware Corporation, having its corporation offices located at 6285 Lookout Road, Boulder, Colorado 80301. This Agreement may be extended to any Customer "Affiliate" as that term is defined herein.

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and SCC agree as follows:

1.   DEFINITIONS:

The terms defined in this Article shall have the meanings set forth below whenever they appear in this Agreement, unless (a) the context in which they are used clearly requires a different meaning; or (b) a different definition is described for a particular Article or provision: This list is not inclusive. Exhibits attached to this Agreement may also contain additional defined terms.

     1.1. "Affiliate" means any entity within North America directly providing communications services which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Customer. For the purposes of this subsection, "control" means (i) in the case of corporate entities, direct or indirect ownership of twenty percent (20%) or more of the stock or shares entitled to vote for the election of the board of directors or other governing body of the entity; and (ii) in the case of non-corporate entities, direct or indirect ownership of twenty percent (20%) or greater of the equity interest.

     1.2. "Agreement" means this written contract between Customer and SCC covering the purchase of Services (defined herein) together with the Scope of Work(s) (defined herein), attached exhibits, any Order(s) (defined herein), any addenda, and amendments to this Agreement issued in accordance with the Article entitled "Amendments".

     1.3. "Customer" means U S WEST Communications, Inc. and shall also include any Affiliate that places any Order(s) or obtains any Services under this Agreement.

     1.4. "New Service(s)" means an enhancement or enhancements to the Services that incorporates significant additional functionality or separate out of scope Services.

     1.5. "Order(s)" means a written or electronic request by Customer for Services which shall be deemed to incorporate all provisions of this Agreement.

     1.6. "Services" means the work to be performed by SCC under this Agreement, as more fully described and set forth in Exhibit A to this Agreement.

     1.7. "Scope of Work(s)" means the description and definition of the Services to be performed by SCC, the task and responsibilities of Customer, and the fees for the Services provided under this Agreement, all as more fully described and set forth in Exhibit A and B to this Agreement.

2.   TERM:

This Agreement shall commence on DECEMBER 28, 1995, and expire on [
    ], unless earlier terminated under the terms of this Agreement. Following this initial term, the Agreement shall be extended for continuous five year terms, unless terminated at the end of the initial or any renewal term upon no less than one hundred and eighty (180) days prior written notice. The parties may extend the



               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

initial term or any subsequent term by executing a separate written agreement of extension prior to the expiration of the term.

3.   TERMINATION:

     3.1. If either party shall at any time commit any breach of any material covenant or warranty contained herein or otherwise materially default of its or their respective obligations under this Agreement, and the defaulted party gives written notice thereof, and if such material breach or default is not cured or remedied within sixty (60) days from said notice of breach or default, or if a failure to commence cure or remedy has not occurred within such sixty (60) days of said notice, the defaulted party, upon written notification and at its discretion may extend the 60 day cure period to the party in default, provided the party in default submits to the defaulted party a satisfactory plan to remedy the default. If such default is not curable, the defaulted party may, at its option, and in addition to any other remedies that it may be entitled to, terminate this Agreement by notice in writing to such effect. The failure of the defaulted party to exercise such right for any one default shall not be deemed a waiver of said right if the party in default persists in such default or commits any other default.

     3.2. If for any reason, this Agreement is to be terminated, the Parties agree to follow the procedures outlined in the De-Implementation Plan to be incorporated into Exhibit A to this Agreement.

4.   SCOPE OF SERVICES:

The description of the Services, together with the location(s), time(s) of performance, and service specifications are described in this Agreement, including the attached Exhibit A, Scope of Work. The Services shall be performed upon such terms as set forth in the Scope of Work and this Agreement.

5.   SERVICES FEE(S):

As consideration for SCC's satisfactory performance of the Services, Customer agrees to pay SCC the Services Fee(s) set forth in Exhibit B, the Price and Payment Schedule attached to this Agreement.

6.   INVOICES AND PAYMENTS:

     6.1. SCC shall issue invoices in the format required by Customer within thirty (30) days following the completion of the Services to the address stated on any Order(s).

     6.2. Invoices for completed Services shall be payable upon receipt of a correct invoice. Customer is not required to pay invoiced amounts in dispute until such dispute is resolved. Once the dispute is resolved the invoice shall be paid within thirty days following such resolution.

     6.3. Customer reserves the right, before making payments, to require SCC to furnish sufficient evidence that all claims, liens and causes of action, if any, for the payment of wages or salaries or the payment of charges for materials, tools, machinery or supplies have been satisfied, released or settled. If satisfactory evidence is not furnished, the amount of such claims, liens and causes of action may be withheld from any monies otherwise payable to SCC hereunder until such evidence of payment or a bond to indemnify Customer against any such claims, liens, and causes of action has been furnished.

7.   ORDER(S):

Any attempted acknowledgment of any Order(s) by SCC containing terms and conditions inconsistent with or in addition to the terms and conditions of this Agreement or any Order(s) are hereby objected to by Customer and shall not be binding upon Customer. This Article shall not be waived, modified or amended except by a writing in accordance with the Article entitled "Amendments". 8.

               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.
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8.   SERVICE SPECIFICATIONS; WARRANTIES:

     8.1. SCC warrants and agrees that the Services shall be performed according to the specifications contained in the Scope of Work and they shall be performed in a professional manner consistent with reasonable industry standards. SCC shall, at no expense to Customer, correct any failure to fulfill the above warranty which may appear at any time during the term of this Agreement.

     8.2. When a need arises for Services to be covered under this warranty, Customer shall follow the Support Procedures described in Exhibit A.

     8.3. SCC further warrants that it has no knowledge of any existing software viruses, worms, trap doors, etc., ("disorder"). If SCC becomes aware of any such disorder in its products used in the performance of Services ordered by Customer, it shall so advise Customer in writing immediately. Upon learning of such disorder in its products or software, SCC shall use its best efforts to remedy it as soon as possible.

     8.4. Customer shall also warrant that it has no knowledge of any existing software viruses, worms trap doors, etc. ("disorder"). If Customer becomes aware of such disorder in its products or data provided to SCC, it shall so advise SCC in writing immediately. Upon learning of a disorder in its products or data, Customer shall use its best efforts to remedy it as soon as possible and reimburse SCC for efforts expended by SCC in order to restore other SCC customer's data if it has been affected by any such disorder. Customer shall not be liable for any indirect, special, consequential, incidental or punitive damages due to such disorder to SCC or any of SCC's customers or other third parties.

9.   INSPECTION AND ACCEPTANCE:

Customer shall be provided regular performance statistics, the Performance Metrics, as defined and described in Exhibit A as a means to determine if the Services provided by SCC conform to the specifications contained in Exhibit A. SCC shall correct such nonconforming Services in an expeditious manner at its own expense.

10.  FURNISHING OF LABOR, TOOLS, EQUIPMENT, AND MATERIAL:

SCC shall furnish, at its own cost and expense, all labor, supervision, machinery, tools, equipment, fuel, power, materials, expendable supplies, transportation, licenses, permits, bonds, and all other items that may be required or appropriate in the performance of the Services except items which Customer specifically agrees to furnish. All materials, supplies, and other items purchased by SCC shall be in SCC's own name and account. SCC shall be responsible for all freight and delivery, costs of materials, supplies, equipment, and other items on the work site and shall be responsible for in-transit loss or damage.

11.  HAZARDOUS MATERIALS AND SAFETY:

     11.1. "Hazardous Materials" means any hazardous, radioactive, or toxic substance, material, or waste defined or regulated as such in or under any environmental, health or safety law including without limitation asbestos, and those hazardous materials, substances, and wastes defined by the United States Department of Transportation ("DOT"), Occupational Safety and Health Administration ("OSHA"), Environmental Protection Agency ("EPA") or the Nuclear Regulatory Commission ("NRC") through their enabling statutes, or regulations, orders or rules.

     11.2. In connection with its activities under this Agreement and all Services under this Agreement, SCC shall comply with all applicable provisions of The Hazardous Materials Transportation Act (49 USC 1801, et seq.), the Resource Conservation and Recovery Act (42 USC 6901, et seq.), the Toxic Substances Control Act of 1976 (15 USC 2601, et seq.), the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 USC 9601




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

     et seq.), the Occupational Safety and Health Act of 1970 and any other applicable federal, state, and local laws and regulations governing Hazardous Materials or safety, including but not limited to state and federal motor carrier safety regulations, the DOT Hazardous Materials regulations and any regulations governing conveyance, packaging, marking, identification, storage, handling and/or disposition of Hazardous Materials, or governing any accidents or incidents in connection with such activities involving Hazardous Materials, all as they may be amended or supplemented from time to time.

     11.3. To the extent applicable, SCC shall furnish Customer with Material Safety Data Sheets that comply with the requirements of the OSHA Hazard Communication Standard (29 CFR 1910.1200), as the same may be amended or supplemented from time to time.

     11.4. SCC shall indemnify and hold Customer harmless in accordance with the Article entitled "Indemnity" for any claims, liabilities and damages, including but not limited to reasonable attorneys' fees, costs of defense, clean-up costs, response costs, costs of corrective action, costs of financial assurance, and/or natural resource damages, that may arise, be imposed on, be incurred by, be asserted against or be sustained by Customer by reason of SCC's failure to comply with the terms of this Article.

12.  OCCUPATIONAL SAFETY AND HEALTH ACT:

     12.1. SCC shall be responsible for its safety, the safety of its employees, its subcontractors, and the worksite in general, and shall comply with all applicable provisions of local, state, and federal laws, regulations and orders affecting safety and health, including but not limited to the Occupational Safety and Health Act of 1970 (hereinafter collectively referred to as ("the OSH Act"). All Services and related deliverables under this Agreement shall be such that when received and/or used by Customer, they are in compliance with the OSH Act and other laws, regulations, rules and standards relating to safety. SCC shall be solely responsible for any violation of the OSH Act by it or its subcontractors, shall immediately remedy any conditions giving rise to such violations, and shall defend and hold Customer harmless from any penalty, fine, or liability in connection therewith. SCC is expressly authorized to correct any violations of the OSH Act that come to its attention where said violations are within the scope of SCC's work. Upon request of Customer, SCC shall provide Customer with written assurances that SCC and its subcontractors have a written safety plan in effect and the OSH Act training appropriate for the work has been conducted for SCC and its subcontractors. SCC shall be responsible for coordinating its safety plan with its subcontractors, other independent contractors and Customer, where appropriate. This clause shall appear in all of SCC's subcontracts.

     12.2. While working on Customer's premises, SCC agrees that it and its subcontractors shall give access to the authorized representatives of the Secretary of Labor or any state or local official for the purpose of inspecting, investigating, or carrying out any duties under the OSH Act at Customer's premises or facilities and SCC shall immediately notify Customer prior to allowing access to Customer premises or facilities.

13.  CONFIDENTIAL INFORMATION:

     13.1. As used herein, "Confidential Information" shall mean any and all technical or business information, including third party information, furnished, in whatever tangible form or medium, or disclosed by one party to the other (including, but not limited to, product/service specifications, prototypes, computer programs, models, drawings, marketing plans, financial data and personnel statistics), which is marked as confidential or proprietary; or for information which is orally disclosed, the disclosing party indicates to the other at the time of disclosure the confidential or proprietary nature of the information and reduces orally disclosed Confidential Information to




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              those individuals who have a need to know.

     writing and provides it to the receiving party within twenty days after such disclosure which is also marked as confidential.

     13.2. Customer does not wish to receive the Confidential Information of SCC, and SCC agrees that it will first provide or disclose information which is not confidential. Only to the extent that Customer requests Confidential Information from SCC will SCC furnish or disclose Confidential Information.

     13.3. Notwithstanding the termination, expiration or cancellation of this Agreement, each party agrees to treat such Confidential Information as confidential for a period of three years from the date of receipt of same unless otherwise agreed to in writing by both parties, and that during such period each party will use same solely for the purposes of this Agreement unless otherwise allowed herein or by written permission of the disclosing party. In handling the Confidential Information, each party agrees: (1) not to copy such Confidential Information of the other unless specifically authorized; (2) not to make disclosure of any such Confidential Information to anyone except employees and independent contractors and subcontractors of such party to whom disclosure is necessary for the purposes set forth above; (3) to appropriately notify such employees and independent contractors and subcontractors that the disclosure is made in confidence and shall be kept in confidence in accordance with this Agreement; and (4) to make requests for Confidential Information of the other only if necessary to accomplish the purposes set forth in this Agreement. The obligations set forth herein shall be satisfied by each party through the exercise of at least the same degree of care used to restrict disclosure of its own information of like importance but not less than a reasonable degree of care. Notwithstanding any other provisions of this Article, Confidential Information may be disclosed as may be required by law, regulation or court or agency order or demand, after prompt prior notification to the other party of such required disclosure.

     13.4. Each party agrees that in the event permission is granted by the other to copy Confidential Information, or that copying is otherwise permitted hereunder, each such copy shall contain and state the same confidential or proprietary notices or legends, if any, which appear on the original. Nothing herein shall be construed as granting to either party any right or license under any copyrights, inventions, or patents now or hereafter owned or controlled by the other party. Upon termination, cancellation or expiration of this Agreement for any reason or upon request of the disclosing party, all Confidential Information, together with any copies of same as may be authorized herein, shall be returned to the disclosing party or certified destroyed by the receiving party.

     13.5. The obligations imposed in this Article shall not apply to any information that: (1) is already in the possession of, is known to, or is independently developed by the receiving party; or (2) is or becomes publicly available through no fault of the receiving party; or (3) is obtained by the receiving party from a third person without breach by such third person of an obligation of confidence with respect to the Confidential Information disclosed; or (4) is disclosed without restriction by the disclosing party; or (5) is required to be disclosed pursuant to the lawful order of a government agency or disclosure is required by operation of the law.

     13.6. The requirements of use and confidentiality set forth herein shall survive the expiration, termination or cancellation of this Agreement.

14.  RECORDS:

     14.1. SCC shall maintain complete and accurate records of all amounts billable to and payments made by Customer hereunder in accordance with recognized accounting practices. SCC shall retain such records for a period of four years from the date of final payment for Services covered hereby. SCC agrees to provide reasonable supporting documentation concerning any disputed amount of an invoice to Customer within thirty days after Customer provides written notification of the dispute to SCC. 14.2.



               Confidential. Disclose and distribute solely to
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



     14.2. During the term of this Agreement and the respective periods in which SCC is required to maintain such records, Customer and its authorized agents and representatives shall have access to such records for purposes of audit during SCC's normal business hours, and upon prior written notice.

15.  INDEPENDENT CONTRACTOR:

SCC HEREBY DECLARES AND AGREES THAT IT IS ENGAGED IN AN INDEPENDENT BUSINESS AND WILL PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT AS AN INDEPENDENT CONTRACTOR AND NOT AS THE AGENT OR EMPLOYEE OF CUSTOMER; THAT THE PERSONS PERFORMING SERVICES HEREUNDER ARE NOT AGENTS OR EMPLOYEES OF CUSTOMER; THAT SCC HAS AND HEREBY RETAINS THE RIGHT TO EXERCISE FULL CONTROL OF AND SUPERVISION OVER THE PERFORMANCE OF SCC'S OBLIGATIONS HEREUNDER AND FULL CONTROL OVER THE EMPLOYMENT, DIRECTION, COMPENSATION AND DISCHARGE OF ALL EMPLOYEES ASSISTING IN THE PERFORMANCE OF SUCH OBLIGATIONS; THAT SCC WILL BE SOLELY RESPONSIBLE FOR ALL MATTERS RELATING TO PAYMENT OF SUCH EMPLOYEES, INCLUDING COMPLIANCE WITH WORKERS' COMPENSATION, UNEMPLOYMENT, DISABILITY INSURANCE, SOCIAL SECURITY WITHHOLDING, AND ALL OTHER FEDERAL, STATE AND LOCAL LAWS, RULES AND REGULATIONS GOVERNING SUCH MATTERS; AND THAT SCC WILL BE RESPONSIBLE FOR SCC'S OWN ACTS AND THOSE OF SCC'S AGENTS, EMPLOYEES AND SUBCONTRACTORS DURING THE PERFORMANCE OF SCC'S OBLIGATIONS UNDER THIS AGREEMENT. SCC AND ITS EMPLOYEES ARE NOT ENTITLED TO UNEMPLOYMENT INSURANCE BENEFITS AS A RESULT OF PERFORMING UNDER THIS AGREEMENT. SCC IS RESPONSIBLE FOR AND SHALL PAY ALL ASSESSABLE FEDERAL AND STATE INCOME TAX ON AMOUNTS PAID UNDER THIS AGREEMENT.


16.  INDEMNITY:

Each Party shall defend, indemnify and hold harmless the other and the other's corporate owners, parents, affiliates, subsidiaries, agents, directors employees, their successors and assigns against and from any and all losses, damages, expenses (including but not limited to, court costs and reasonable attorneys' fees), claims, suits, judgments, orders,, awards, and "liabilities", whether based in contract or tort, including strict liability, to the extent that such losses, damages, expenses, demands, claims, suits, and liabilities arise out of or in connection with (a) the indemnifying Party's gross negligence, negligent acts, omissions, or willfulness , or those persons furnished by it, (b) the failure of the indemnifying Party to fully comply with the terms and conditions of this Agreement, or (c) assertions under Worker's Compensation or similar laws or employee benefit acts made by persons furnished by the indemnifying Party. "Liabilities" as provided in this Section, shall include only direct liabilities, but not be limited to those which are attributable to personal injury, sickness, disease or death; and/or result from injury to or destruction of real or personal property including loss of use thereof, theft, misuse or misappropriation. The indemnified Party shall promptly notify the indemnifying Party of any written claim, loss or demand for which the indemnifying Party is responsible for under this Section.

     16.1. Neither party shall be liable for any incidental and consequential damages, loss, anticipated profit, or unabsorbed indirect costs or overheads or any other losses or claims whatsoever on account of or arising out of this Agreement.

17.  PATENT, TRADEMARK, COPYRIGHT OR TRADE SECRET INDEMNIFICATION:

     17.1. SCC shall indemnify and hold harmless Customer, its owners, parents, affiliates, subsidiaries, agents, directors and employees from and against all Liabilities that may result by reason of any infringement or claim of infringement of any patent, trademark, copyright, trade secret or other proprietary right relating to Services and/or deliverables or materials used in or arising from provision of Services ("Deliverables or Materials") and/or the use thereof. SCC will defend and/or settle at its own expense any action brought against Customer to the extent that it is based on a claim that Services, Deliverables or Materials and/or the use thereof, infringe any patent, trademark, copyright, trade secret or other proprietary right.

     17.2. If a preliminary or final judgment shall be obtained against Customer's use of any Services, Deliverables or Materials or any part thereof by reason of alleged infringement or if in SCC's opinion, such Services, Deliverables or Materials and/or the use thereof are likely to



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

     become subject to a claim for infringement, SCC shall, at its expense and option, either: (1) procure for Customer the right to continue using such Services, Deliverables or Materials; or (2) replace or modify the Services, Deliverables or Materials so that they become non-infringing but only if the modification or replacement does not adversely affect Customer's rights or ability to use same as specified herein. If neither of those options is reasonably possible, SCC and Customer shall negotiate in good faith a new price for Services which reflects any reduction in the extent of the Services being provided or, if SCC cannot provide any of the Services previously provided, SCC shall pay related direct expenses incurred by Customer for the De-Implementation of Services.

18.  INSURANCE:

SCC shall at all times during the term of this Agreement, at its own cost and expense, carry and maintain the insurance coverage listed below with insurers having a "Best's" rating of B+XIII.

     18.1. Workers' Compensation and/or (when exposure exists) United States Longshoremen and Harbor workers insurance with (1) statutory limits as required in the state(s) of operation; and (2) although not required by statute, coverage for any SCC employee entering onto Customer premises.

     18.2. Employers' Liability or "Stop Gap" insurance with limits of not less
     than $[         ] each accident.

     18.3. Commercial General Liability insurance covering claims for bodily injury, death, personal injury or property damage occurring or arising out of the performance of this Agreement, including coverage for independent contractor's protection (required if any work will be subcontracted), premises-operations, products/completed operations and contractual liability with respect to the liability assumed by SCC hereunder. The limits of insurance shall not be less than:

                   Each Occurrence                                 $[         ]
                   General Aggregate Limit                         $[         ]
                   Products-Completed Operations Limit             $[         ]
                   Personal and Advertising Injury Limit           $[         ]

     18.4. Should performance of this Agreement involve any use of automobiles, comprehensive automobile liability insurance covering the ownership, operation and maintenance of all owned, non-owned and hired motor vehicles
     with limits of not less than $[         ] per occurrence for bodily injury
     and property damage.

     18.5. Errors and Omissions/Professional Liability insurance covering errors
     and omissions of SCC with limits of not less than $[         ] per
     occurrence, with an aggregate of $[         ], and endorsed to provide
     coverage for contractual liability with respect to liability assumed by SCC hereunder. Such insurance shall provide a retroactive date prior to the date of this agreement and an extended claims reporting period of not less than 3 years after the termination of this agreement.

     18.6. Blanket Employee Dishonesty Insurance covering losses due to SCC
     employee's dishonest acts in an amount not less than $[       ] per
     occurrence. Such insurance shall be endorsed to provide coverage to Customer for losses arising from dishonest acts of SCC's employees while providing services hereunder.

     18.7. The insurance limits required in this Section 18 may be obtained through any combination of primary and excess or umbrella liability insurance. SCC shall forward to Customer certificates of such insurance upon execution of this Agreement and upon any renewal of such insurance during the term of this Agreement. The certificate(s) shall provide that
     (1) the Customer (and its




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

     participating subsidiaries) be named as an additional insured(s) as their interest may appear with respect to this Agreement under insurance required in Section 18.3; (2) thirty (30) days prior written notice of cancellation of, material change or exclusions in the policy to which certificate(s) relate shall be given to the Customer; (3) coverage is primary and not excess of, or contributory with, any other valid and collectible insurance purchased or maintained by the Customer. SCC shall not commence any work hereunder until the obligations of the SCC with respect to insurance have been fulfilled. The fulfillment of such obligations, however, shall not otherwise relieve the SCC of any liability assumed hereunder or in any way modify the SCC's obligations to indemnify the Customer.

     18.8. SCC shall require its subcontractors who may enter upon Customer's premises to maintain insurance as described above.

19.  SUBCONTRACTORS:

SCC shall obtain Customer's written consent prior to subcontracting any obligations hereunder. Such requirement shall not apply to purchases of incidental, standard commercial supplies or raw materials.

20.  ADVERTISING; PUBLICITY:

No references to Customer or any party affiliated with Customer or references to Customer's names, marks, codes, drawings or specifications will be used in any of SCC's advertising, promotional efforts or any publicity of any kind without Customer's prior written permission.

21.  PLANT AND WORK RULES:

SCC and Customer, while on the premises of the other, shall comply with all plant rules and regulations including, where required by governmental regulation, submission of satisfactory clearance from the appropriate governmental authorities.

22.  SETOFF:

All claims for money due or to become due from Customer shall be subject to deduction or setoff by Customer by reason of any amounts due as the result of Escalation or Arbitration Procedures pursuant to this Agreement, or other money due by mutual agreement arising out of this or any other transaction with SCC.

23.  TIME IS OF ESSENCE:

Time of performance is of the essence in this Agreement and a substantial and material term hereof.

24.  ASSIGNMENT:

No rights or interests in this Agreement shall be assigned by either Party without the written permission of the other, which permission shall not be unreasonably withheld or delayed. No delegation for the performance of Services or other obligations of SCC shall be made without written permission of Customer, including the hiring of subcontractors to perform any part of the Services. Customer reserves the right to assign this Agreement without SCC's permission to any Affiliate or successor company of Customer, and SCC may assign the Agreement, with the prior consent of Customer which consent shall not be unreasonably withheld, to a third party acquiring all or substantially all of SCC's assets or stock, or by a merger of SCC and a third party.

25.  FORCE MAJEURE:

Neither party shall be liable for failure to perform when such failure is caused by unforeseeable force majeure circumstances. If such circumstances occur, the party injured by the other's inability to perform may elect to (1) terminate this Agreement and/or any Order(s) immediately; and/or (2) suspend this Agreement and/or any Order(s) for the duration of the force majeure circumstances, and then resume performance under this Agreement and/or any Order(s). The party experiencing the force majeure circumstances shall cooperate with and assist the injured party in all reasonable ways to minimize the impact of such circumstances on the injured party, including assisting in locating and arranging for substitute performance of the Services.



               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

26.  WAIVER:

Either party's failure to insist on performance of any of the terms or conditions herein or to exercise any right or privilege, or either party's waiver of any breach hereunder shall not be construed to be a waiver, or waive any other terms, conditions, or privileges, whether of the same or similar type.

27.  COMPLIANCE WITH LAWS:

     27.1. This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental or regulatory agency orders including the Modification of Final Judgment ("MFJ"), as issued in United States v. Western Electric Co., et al., Civil Action No. 82-0192, U.S. District Court for the District of Columbia, and all subsequent orders issued in or related to that proceeding. Customer is also subject to a Civil Enforcement Consent Order (CECO).

     27.2. Customer's E9-1-1 service is regulated by local Public Service Commissions ("PUC"). These commissions can change service requirements that may impact the way E9-1-1 Services are delivered. SCC acknowledges this and agrees to be responsive to PUC inquiries, hearings, and demands for information and testimony, and will support Customer in its dealings with PUCs as it pertains to any aspect of the E9-1-1 Services provided under this Agreement.

     27.3. Unless exempt under the rules and regulations of the Secretary of Labor or other proper authority, this Agreement is subject to applicable laws and orders relating to equal opportunity and nondiscrimination in employment as shown in the attached Exhibit C, entitled "Nondiscrimination and Compliance Agreement."

     27.4. SCC shall obtain and maintain at its own expense all permits and licenses required by law with respect to any portion of the Services, and shall give all notices, pay all fees and comply with all laws, ordinances, rules and regulations relating to its performance obligations specified herein.

     27.5. SCC shall be solely responsible for the payment of all payroll and other taxes applicable to it. Customer will pay only applicable sales or use taxes on Services and personal property furnished in accordance with this Agreement. All such taxes shall be separately stated on SCC's invoice.

     27.6. Both parties shall adhere to the U.S. Export Administration Laws and Regulations and shall not export or re-export any Confidential Information, technical data, products or software received from the other party, or any direct product of such Confidential Information, technical data, products or software; to any person or company who is a legal resident of or is controlled by a legal resident of any proscribed country listed in Section 779.4(f) of the U.S. Export Administration Regulations (as the same may be amended from time to time), unless properly authorized by the U.S. Government. This requirement shall survive the expiration, termination or cancellation of this Agreement.

28.  SEVERABILITY:

In the event that a court or a governmental or regulatory agency with proper jurisdiction determines that this Agreement or a provision of this Agreement is unlawful respectively, this Agreement, or that provision of this Agreement, to the extent it is unlawful, shall terminate. Further, if Customer determines that this Agreement or a provision of this Agreement is inconsistent with the MFJ or CECO, this Agreement or that provision shall terminate upon written notice to SCC to that effect. If a provision of this Agreement is terminated but the parties can continue legally, commercially and practicably without the terminated provision, the remainder of this Agreement shall continue in effect. No additional liability shall attach to either party as a result of any such termination. 29.



               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

29.  ESCALATION:

Any dispute between the parties under the terms of this Agreement shall attempt to be resolved first by the Project Managers as defined in Exhibit A to the Agreement. It is the understanding of both parties that in the event of a dispute that cannot be resolved by the Project Managers, then it shall be escalated up the levels of management for each party. If the senior management of both parties cannot resolve the dispute, then Section 30 of this Agreement shall become effective.

30.  DISPUTE RESOLUTION:

     30.1. If any claim, controversy or dispute of any kind or nature whatsoever arises between the parties, their agents, employees, officers, directors or affiliated agents ("Dispute") and such Dispute cannot be settled through negotiation as required by Section 29, Escalation, the parties agree to attempt to settle the Dispute through nonbinding mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA"). If the parties cannot settle the matter through mediation, then any Dispute shall be resolved by arbitration as provided in this Article. Federal law shall govern the arbitrability of all claims. Notwithstanding the foregoing, the parties may cancel or terminate this Agreement in accordance with its terms and conditions without being required to follow the procedures set forth in this Article.

     30.2. A single arbitrator engaged in the practice of law, who is knowledgeable about the subject matter of this Agreement and the matter in Dispute, shall conduct the arbitration under the then current rules of the AAA, unless otherwise provided herein. The arbitrator shall be selected in accordance with AAA procedures from a list of qualified people maintained by the AAA. The arbitration shall be conducted at Denver, Colorado and all expedited procedures prescribed by the AAA rules shall apply. The laws of Colorado shall govern the construction and interpretation of this Agreement.

     30.3. Either party may request from the arbitrator injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute is otherwise resolved. The arbitrator shall not have authority to award punitive damages.

     30.4. Each party shall bear its own costs and attorneys' fees, and the parties shall share equally the fees and expenses of the arbitrator. The arbitrator's decision and award shall be final and binding, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     30.5. If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

31.  SEVERAL LIABILITY:

The term Customer as used herein may be applicable to one or more parties and the singular shall include the plural. If more than one party is referred to as Customer herein, then their obligations and liabilities shall be joint and several. Notwithstanding the foregoing, any and all applicable discounts and/or credits shall be based upon the combined forecasts and/or purchases made by all Customers under this Agreement.

32.  NONEXCLUSIVE AGREEMENT:

It is expressly understood and agreed that this Agreement does not grant to SCC any exclusive privileges or rights and Customer may contract with other suppliers for the procurement of comparable services.


               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

33.  REMEDIES CUMULATIVE:

The remedies provided herein shall be cumulative and in addition to any other remedies provided by law or equity.

34.  AMENDMENTS:

No change or modifications of any terms or conditions herein shall be valid or binding on either party unless made in writing and signed by U S WEST Business Resources, Inc., as agent for Customer and an authorized representative of SCC.

35.  LIMITATION OF LIABILITY

     35.1. U S WEST Business Resources, Inc. is acting as agent in the negotiation, execution and administration of this Agreement, but U S WEST Business Resources, Inc. shall not in any event be liable for the performance or nonperformance of this Agreement or any Order(s) by Customer, except to the extent that U S WEST Business Resources, Inc. is Customer.

     35.2. SCC's liability on any claim for damages arising out of SCC's performance or non-performance under this Agreement, except as provided in
     Section 17, Patent, Trademark, Copyright or Trade Secrets Indemnification,
     shall be limited to direct damages and shall not exceed $[       ]

36.  SURVIVAL:

The provisions of this Agreement that, by their sense and context, are intended to survive performance by either or both parties shall also survive the completion, expiration, termination or cancellation of this Agreement or any Order(s).

37.  BUSINESS CONDUCT:

Customer has adopted and follows a Code of Business Ethics and Conduct which imposes on itself and its employees an obligation to deal with all suppliers and contractors in a fair and open manner in accordance with the highest standards of integrity. SCC and Customer each represents and warrants that it shall perform to the highest level of business and professional ethics, and that it has not made or received and shall not make or receive any payments, gifts, favors, entertainment, secret commissions or hidden gratuities for the purpose of securing preferential treatment or action from or to any party in connection with this Agreement or the Services. Any breach or failure with respect to this representation and warranty by either party shall constitute a material breach of this Agreement.

38.  NOTICES:

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed return-receipt-requested and delivered by United States Postal Service or other delivery service to the following addresses:

         Customer:      U S WEST Communications, Inc.
                        Director Public Safety Group
                        150 South Fifth Street, Suite 700
                        Minneapolis, Minnesota  55402

                        with a copy to:

                        [                          ]
                        U S WEST Communications, Inc.
                        7800 E. Orchard, Suite 390
                        Englewood, Colorado 80111




               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

         SCC:           SCC COMMUNICATIONS CORP.
                        6285 Lookout Road
                        Boulder, Colorado  80301-3343
                        Attn:  Chief Financial Officer
                        FAX:  303-581-0900

Addresses may be changed by written notice to the parties.

39.  OWNERSHIP AND LICENSE OF SOFTWARE:

     39.1. Nothing in this Agreement shall be construed to grant any ownership or license to Customer of the SCC provided hardware and software products used in providing the Services under this Agreement. Nothing in this Agreement shall be construed to grant to SCC any ownership or rights to any Customer provided data provided to SCC for use in the provision of Services to Customer.

     39.2. Any programs, processes, or technical information which is developed by SCC as a result of providing Services to Customer, shall be owned by SCC. Nothing in this Agreement shall be construed to grant to Customer any ownership of such information, unless otherwise agreed to in writing, signed by both parties, and made a part of this Agreement.

40.  M/WBE SUBCONTRACTING PLAN:

     40.1. Support of Minority and Women Businesses is part of Customer's ongoing business strategy. To effectively carry out policy objectives in this area, Customer has instituted the Minority and Women Business Enterprise (M/WBE) Subcontracting Plan.

     40.2. In compliance with such plan, SCC agrees and commits to subcontract in accordance with the subcontracting plan components and requirements attached to and made part of this Agreement as Exhibit D. SCC's specific subcontracting plan shall be attached to and made part of this Agreement as an attachment to the same Exhibit D identified above.

41.  OTHER PROVISIONS:

Both parties agree that any additional negotiations with regard to New Services, Orders, etc., not explicitly covered under this Agreement, including the attached Exhibits, will be conducted with fairness and to the mutual benefit of both parties.

42.  ENTIRE AGREEMENT:

     42.1. This Agreement, together with all referenced attachments and Exhibits shall constitute the entire Agreement between the parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior oral and written communications, agreements and understandings of the parties with respect to the subject of this Agreement.

     42.2. The final Scope of Work shall include a detailed project plan, detailed service plan with Service thresholds and penalties, a detailed network design, a detailed data security plan, and other documented agreements between the parties. In the event such final Scope of Work is not completed and mutually agreed to by January 31, 1996, or another mutually agreed extension, then either party may terminate this Agreement. In the event of a termination pursuant to this Section 42, SCC shall refund to Customer the NRE Fee paid pursuant to Exhibit B, less reasonable direct costs incurred by SCC to the date of termination. Upon completion, the final Scope of Work shall be attached to and made a part of this Agreement as an attachment to Exhibit A.





               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

The parties intending to be legally bound have caused this Agreement to be executed by their duly authorized representatives.

U S WEST COMMUNICATIONS, INC.               SCC COMMUNICATIONS CORP.


 /s/ S. D. TRUJILLO                           /s/ GEORGE HEINRICHS
---------------------------------           ---------------------------------
(Authorized Signature)                      (Authorized Signature)


  S. D. TRUJILLO                                  George Heinrichs
---------------------------------           ---------------------------------
(Print or Type Name of Signatory)           (Print or Type Name of Signatory)


  PRESIDENT AND CEO                               President and CEO
---------------------------------           ---------------------------------
(Title)                                     (Title)


  DECEMBER 29, 1995                                December 28, 1995
---------------------------------           ---------------------------------
(Execution Date)                            (Execution Date)








               Confidential. Disclose and distribute solely to
              those individuals who have a need to know.

                                         SCC/U S WEST AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------


                            EXHIBIT A - SCOPE OF WORK

                                TABLE OF CONTENTS


1. INTRODUCTION AND DESCRIPTION OF SERVICES.................................1

1.1. MS SYSTEM..............................................................1
1.2. SELECTIVE ROUTING/ALI SYSTEM...........................................2
1.3. NETWORK PROVISIONING AND MONITORING....................................3
1.4. PERFORMANCE METRICS....................................................3

2. IMPLEMENTATION/PROJECT PLAN..............................................6

2.1. ADDRESS ISSUES/SAG.....................................................6
2.2. ESZ CREATION...........................................................6
2.3. ESN TABLE MAINTENANCE..................................................6
2.4. WIRE CENTER OVERLAP ISSUES.............................................6
2.5. MSAG CREATION..........................................................6
2.6. INITIAL DATABASE CREATION..............................................6
2.7. INTERFACE WITH OTHER LECS..............................................7
2.8. DATA ANALYSIS..........................................................7
2.9. DATABASE MAINTENANCE...................................................7
2.10. ERROR CORRECTION......................................................7
2.11. MSAG PRINT/TAPE DISTRIBUTION..........................................7
2.12. PBX INTERFACES........................................................7
2.13. NO RECORD FOUND MISROUTE INVESTIGATION................................8
2.14. DATABASE DISCREPANCY INVESTIGATION....................................8
2.15. DATABASE RECONCILIATION...............................................8
2.16. SWITCH CONSOLIDATIONS.................................................8
2.17. NPA SPLITS/OVERLAYS...................................................8
2.18. NETWORK PLANNING......................................................8
2.19. DATABASE MAINTENANCE.................................................10
2.20. OVERALL NDSC DATA ANALYST COORDINATION...............................10
2.21. METHODS AND PROCEDURES...............................................10
2.22. TEST SOFTWARE CHANGES................................................10
2.23. PSAP PROBLEM INVESTIGATION...........................................10
2.24. SCHEDULE DATABASE RECONCILIATION.....................................10
2.25. DATABASE PROBLEM INVESTIGATION (2ND TIER)............................10
2.26. TECHNICAL SUPPORT....................................................11
2.27. APPLICATION SUPPORT..................................................11
2.28. SOFTWARE DEVELOPMENT.................................................11
2.29. PROBLEM INVESTIGATION/RESOLUTION.....................................11
2.30. APPLICATION SECURITY.................................................12
2.31. TABLE MAINTENANCE....................................................12
2.32. OPERATIONS...........................................................12
2.33. COMPUTER OPERATIONS..................................................12
2.34. SUPPORT DATA CENTER ISSUES...........................................12
2.35. CENTRALIZED MONITORING - SYSTEMS.....................................12
2.36. CENTRALIZED MONITORING - FACILITIES..................................12
2.37. MONITOR 9-1-1 AFFECTING DATA CIRCUIT ALARMS..........................13
2.38. PSAP TO ALI NODE CIRCUIT TESTING.....................................13
2.39. ALI NODE TO ALI NODE CIRCUIT TESTING.................................13
2.40. TROUBLE TRACKING/ESCALATION..........................................13
2.41. INTERFACE WITH APPLICATION SUPPORT...................................13




--------------------------------------------------------------------------------
EXHIBIT A                         Page A-I
                           CONFIDENTIAL - SCC/U S WEST

                                         SCC/U S WEST AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------





2.42. INTERFACE WITH DATA CENTERS..........................................13
2.43. START/STOP ALI PROCESSES.............................................14
2.44. PERFORM EMERGENCY DATABASE QUERIES...................................14
2.45. SPECIAL SERVICE ARRANGEMENTS.........................................14
2.46. RESOLUTION OF 9-1-1 INTERFACE ISSUES.................................14
2.47. RELATED TASKS AND RESPONSIBILITIES...................................14

3. SUPPORT PLAN AND ESCALATION PROCEDURES..................................17


4. DE-IMPLEMENTATION PLAN..................................................17






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
                                         SCC/U S WEST AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------



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EXHIBIT A                         Page A - 16
                           CONFIDENTIAL - SCC/U S WEST

                                           U S WEST/SCC Agreement No. 9500050239
--------------------------------------------------------------------------------


                     EXHIBIT B - PRICE AND PAYMENT SCHEDULE

1.      NON-RECURRING ENGINEERING FEE

A one time Non-Recurring Engineering ("NRE") Fee is due and payable within fifteen (15) days of contract signing.

                  NRE ............................................[            ]

2.         MONTHLY RECURRING RECORD CHARGES

Monthly Recurring Charges ("MRC") are billed in arrears per record as shown below. Billing to Customer shall begin upon Trial TN (Subscriber Name, Address, and Telephone Number record) Load pursuant to an agreed to detailed project plan included in Exhibit A. The MRC includes Base Services and those Additional Services listed below.

         Base Services - MRC..............................................[    ]
         Additional Services included:
              NDSC to ALI Network provisioning.........................[       ]
              PSAP Circuit Monitoring..................................[       ]
              ALI to ALI Circuit Monitoring............................[       ]
              ALI to 5ESS Circuit Monitoring...........................[       ]
              NOSC to ALI Circuit Monitoring...........................[       ]
              Elink Services...........................................[       ]
         One Additional Primary Metric:
              ALI to PSAP Circuit Availability.........................[       ]
         One Additional Report:
              Mis-routed Calls.........................................[       ]
         Interface to Wireless Device Interface (WDI)..................[       ]

              Total per database record...................................[    ]
              1995 Contract Signing Discount............................[      ]
              Monthly Record Charge (1995 Price)..........................[    ]

         PSIALI Workstation Software
              NRE per site up to 110 sites.............................[       ]
              NRE per site after 110 sites.............................[       ]
         PS/ALI Database Record Maintenance
              Monthly per database record.................................[    ]

         Inbound correctable SOI database updates..................[           ]
           o  up to 10% errors.........................................[       ]
           o  10 - 11% errors, trued annually, per record...................[  ]
           o  greater than 11% errors, trued annually, per record...........[  ]

No charges for the above error rates will be incurred until twelve (12) months from full implementation. SCC is exempt from Performance Metrics' affected by inbound correctable error's exceeding [ ].

         Existing US WEST PS/ALI
              customer data conversion.................................[       ]
         Inbound correctable PSIALI database errors....................[       ]
         Geocoding Services:
              New MSAG creation, per segment.................................[ ]
              Geocoding of existing records, per segment.....................[ ]

         U S WEST reserves the fight to determine if a new MSAG will be created with geocodes or as a flat file. Due to variables tied to availability of data and population density, price will be negotiated on a case by case basis at a later date.

--------------------------------------------------------------------------------
Exhibit B                          Page B - 1
                           CONFIDENTIAL - SCCAIS WEST

                                           U S WEST/SCC AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------

             EXHIBIT C - NONDISCRIMINATION AND COMPLIANCE AGREEMENT

This Exhibit C is attached to and made part of that certain Agreement for Services No.________ dated December _____, 1995, (the "Agreement") by and between the U S WEST Company(ies) defined in the Agreement ("Customer"), and SCC COMMUNICATIONS CORP., ("SCC").

During the performance of this Agreement SCC shall comply, to the extent that this Agreement is subject to applicable provisions, with the following:
Executive Order No. 11246, Executive Order No. 11625, Executive Order No. 12138, Executive Order No. 11701, Executive Order No. 11758, Section 503 of the Rehabilitation Act of 1973 as amended by P193516, Vietnam Era Veteran's Readjustment Assistance Act of 1974 and the rules, regulations and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above.

Monetary amounts of contractual or purchasing relationships and the number of SCC's employees determine which Executive Order provisions are applicable. The following clauses shall be considered a part of this Agreement and all Orders expected to exceed $2,500 only. The following table lists these clauses:

                                    CLAUSES*

ANNUAL Contract Value                        1      2      3      4      5      6      7       8      9     10     11


$2,500                   -   $    10,000                                                              x
$10,000                  -   $    50,000     x      x                    x      x      x       x      x      x
$50,000                  -   $   500,000     x      x           x(2)     x      x      x       x      x      x    x(3)
$500,000                 -   $ 1,000,000     x      x    x(1)   x(2)     x      x      x       x      x      x    x(3)
$1,000,000 or More                           x      x    x(1)   x(2)     x      x      x       x      x      x    x(3)


         (1) Applies only for businesses with 50 or more employees and federal contract of $500,000.

         (2) Applies only for business with 100 or more employees and this Agreement or an Order of $50,000 or more.

         (3) Applies only if this Agreement or an Order exceeds $100,000 or a facility to be used has been the subject of a conviction under the Clean Air Act of the Federal Water Pollution Control Act and is listed by EPA.

*CLAUSES

1. EQUAL EMPLOYMENT OPPORTUNITY PROVISIONS (TO BE INCLUDED IN BOTH THE AGREEMENT AND ORDERS).

         In accordance with Executive Order 11246 dated September 24, 1965 as amended and Part 60 1 of Title 41 of the Code of Federal Regulations (Public Contracts and Property Management, Office of Federal Contract Compliance, Obligations of SCCs and Subcontractors), as amended, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

2.       CERTIFICATION OF NON-SEGREGATED FACILITIES.

         SCC certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner or permit its employees to perform their services at any location under its control, where segregated facilities are maintained, and that it will obtain a similar certification prior to the award of any nonexempt subcontract.

3.       CERTIFICATION OF AFFIRMATIVE ACTION PROGRAM.

         SCC certifies that it has developed and is maintaining an Affirmative Action Plan as required by Part 60 2 of Title 41 of the Code of Federal Regulations.

4.       CERTIFICATION OF FILING OF EMPLOYERS INFORMATION REPORTS.

         SCC shall file annually on or before the 31st day of March complete and accurate reports on Standard Form 100 (EEO 1) or such forms as may be promulgated in its place.

5.       UTILIZATION OF MINORITY AND WOMEN'S BUSINESS ENTERPRISES.

         a) It is the policy of the government that minority and women's business enterprises shall have the maximum practicable opportunity to participate in the performance of government contracts.

         b) SCC shall use its best efforts to carry out this policy in the award of its subcontracts to the fullest extent consistent with the efficient performance of this Agreement. As used in this Agreement "minority business enterprise" means a business at least 50% of which is owned, controlled and operated by minority group members, or in the case of publicly owned business at least 51% of the stock of which is owned by minority group members. A women's business enterprise means a business which is 51% owned, controlled and operated by women. For the purpose of this definition, minority group members are Blacks, Hispanics, Asian Pacific Islanders, American Indians and Alaskan Natives. SCC may rely on written representation by subcontractors regarding their status as minority or women's business enterprises in lieu of an independent investigation.





--------------------------------------------------------------------------------
Exhibit C                           Page C - 1
                          CONFIDENTIAL - SCC/U S WEST

                                           U S WEST/SCC AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------



6.       UTILIZATION OF LABOR SURPLUS AREA CONCERNS.

         a) It is the policy of the government to award contracts to labor surplus area concerns that agree to perform substantially in labor surplus areas where this can be done consistent with the efficient performance of the Agreement and at prices no higher than are obtainable elsewhere. SCC shall use its best efforts to place its subcontracts in accordance with this policy.

         b) In complying with paragraph a) of this clause and with paragraph b) of Clause 10, "UTILIZATION OF SMALL BUSINESS CONCERNS" SCC in placing its subcontracts shall observe the following order of preference:

                  (1) small business concerns that are labor surplus area concerns;

                  (2)      other small business concerns; or

                  (3)      other labor surplus area concerns.

         "Labor surplus area" means a geographical area identified by the Department of Labor as an area of concentrated unemployment, underemployment or an area of labor surplus. "Labor surplus area concern" means a concern that SCC together with its first-tier subcontractors will perform substantially in labor surplus areas. "Perform substantially in labor surplus area" means that the costs incurred on account of manufacturing, production, or appropriate services in labor surplus areas exceed 50% of the Agreement price.

7. MINORITY AND WOMEN'S BUSINESS ENTERPRISES AND LABOR SURPLUS AREA SUBCONTRACTING PROGRAM.

         a) SCC shall establish and conduct a program which will enable minority and women's business enterprises, as defined in Clause 5, "UTILIZATION OF MINORITY AND WOMEN'S BUSINESS ENTERPRISES", to be considered fairly as subcontractors and suppliers under the Agreement and which will encourage labor surplus area concerns, as defined in clause 6, "UTILIZATION OF LABOR SURPLUS AREA CONCERNS" to compete for subcontracts within their capabilities. In this connection SCC shall:

                  (1) designate a liaison officer who will: (i) maintain liaison with duly authorized representative of the government of labor surplus area matters; (ii) supervise compliance with the Utilization of Labor Surplus Area Concerns clause; and (iii) administer SCC minority and women's business enterprises and labor surplus area programs.

                  (2) provide adequate and timely consideration of the potentialities of known minority and women's business enterprises and of known labor surplus area concerns in all "make or buy" decisions.

                  (3) assure that known minority and women's business enterprises and known labor surplus area concerns will have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for preparation of bids, quantities, specifications and delivery schedules so as to facilitate the participation of minority and women's business enterprises and labor surplus area concerns.

                  (4) maintain records showing: (i) procedures which have been adopted to comply with the policies set forth in this clause including the establishment of a source list of minority and women's business enterprises and reports of subcontract awards to labor surplus area concerns; (ii) awards to minority and women's business enterprises on the source list (awards to women's firms listed by minority and non-minority); and (iii) specific efforts to identify and award contracts to minority and women's business enterprises.

                  (5) include the utilization of Minority and Women's Business Enterprises and the Labor Surplus Area Concerns clauses in subcontracts which offer substantial minority and women's business enterprises and labor surplus area subcontracting opportunities.

                  (6) cooperate with the government's contracting officer in any studies and surveys of SCC's minority and women's business enterprises procedures and practices that the contracting officer may from time to time conduct.

                  (7) submit periodic reports of subcontracting to known minority and women's business enterprises with respect to the records referred to in subparagraph
                           (4) above, in such a form and manner and at such time (not more often than quarterly) as the contracting officer may prescribe.

         b) SCC shall insert in any subcontract hereunder which may exceed $500,000 (or with regard to WBE, $1,000,000 in the case of contracts for the construction of any public facility and which offer substantial subcontracting possibilities) provisions which shall conform substantially to the language of this arrangement, including this paragraph b).

8. SPECIAL DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA AFFIRMATIVE ACTION AND LIST OF EMPLOYMENT OPENINGS FOR VETERANS.

         In accordance with Executive Order 11701, dated January 24, 1973, 38 U.S.C. Section 2012 and Part 60 250 of Title 41 of the Code of Federal Regulations, as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

9.       EMPLOYMENT OF THE HANDICAPPED.

         In accordance with Executive Order 11758, dated January 15, 1974, and
         Part 60 741 of Title 41 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

10. UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL BUSINESS CONCERNS OWNED AND CONTROLLED BY SOCIALLY AND ECONOMICALLY DISADVANTAGED INDIVIDUALS.


--------------------------------------------------------------------------------
Exhibit C                           Page C - 2
                          CONFIDENTIAL - SCC/U S WEST

                                           U S WEST/SCC AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------


         a) It is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in the performance of contracts let by the Federal agency.

         b) SCC hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with the efficient performance of this Agreement. SCC further agrees to cooperate in any studies or surveys as may be conducted by the Small Business Administration or the contracting agency which may be necessary to determine the extent of SCC's compliance with this clause.

         c)       (1)      As used in this Agreement the term "small business
                           concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto.

                  (2) The term "small business concern owned and controlled by social and economically disadvantaged individuals" means a small business concern: (i) which is at least 51% owned by one or more socially and economically disadvantaged individuals, or in the case of any publicly owned business, at least 51% of the stock of which is owned by one or more socially and economically disadvantaged individuals; and (ii) whose management and daily business operations are controlled by one or more of such individuals. SCC shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian Pacific Americans, and other minorities or any other individual found to be disadvantaged by the Small Business Administration pursuant to section 8(a) of the Small Business Act.

         d) SCC acting in good faith may rely on written representation by their subcontractors regarding their status as a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

11.      CLEAN AIR AND WATER. SCC agrees as follows:

         a) SCC shall comply with all the requirements of Section 114 of the Clean Air Act as amended (42 U.S.C. 1857, et seq., as amended by Pub L 91 604) and Section 308 of the Federal Water Pollution Control Act (33 U.S.C. 1251, et seq., as amended by Pub L 92 500), respectively, relating to inspections, monitoring, entry reports, information, as well as other requirements specified in Section 114 and Section 30 of the Air Act and the Water Act, respectively, and all regulations and guidelines issued thereunder before the execution of the Agreement.

         b) SCC agrees that no portion of the work required by this Agreement will be performed at a facility listed on the Environmental Protection Agency List of Violating Facilities on the date when the Agreement was executed unless and until the EPA eliminates the name of such facility or facilities from such listing.

         c) SCC shall use its best efforts to comply with clean air standards and clean water standards at the facility in which the Agreement is being performed.

         d) SCC agrees to insert the substance of the provisions of this clause into any nonexempt subcontract, including this paragraph.




--------------------------------------------------------------------------------
Exhibit C                           Page C - 3
                          CONFIDENTIAL - SCC/U S WEST

                                           U S WEST/SCC AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------

                     EXHIBIT D - M/WBE SUBCONTRACTING PLAN

This Exhibit ___ is attached to and made part of that certain Agreement for Services No. ______, dated _______ 199___ ("Agreement") by and between the U S WEST Company(ies) defined in the Agreement ("Customer") and ______________________________________________________________________ ("SCC").

The parties hereto agree that SCC's M/WBE Subcontracting Plan, dated , (the "Subcontracting Plan") is attached hereto and incorporated herein. SCC agrees to follow the Subcontracting Plan and the requirements of this Exhibit and to provide the information to Customer as detailed in this Exhibit.

A.       REQUIREMENTS

Note: Definitions and assumptions for M/WBE firms shall be as described in subsequent pages of this Exhibit.

SCC agrees to meet the following minimum requirements, and shall provide at least the following reports to Customer:

1. SCC shall render written quarterly Subcontracting Plan reports (the "Subcontracting Reports") within ten days after the end of each calendar quarter, to Customer's address designated for giving official notices under the Agreement.

         SCC's quarterly Subcontracting Reports shall detail SCC's actual results under the Subcontracting Plan and this Exhibit during that quarter. The quarterly subcontracting reports shall contain all the following information:

         1.1 Total amount invoiced to each U S WEST subsidiary under this Agreement and the total invoiced to Customer under this Agreement, for the quarter;

         1.2 The portion of the total amount invoiced to Customer which was subcontracted to M/WBE firms during the quarter being reported, stated both in total dollars and as a percent of total; and

         1.3 The name and M/WBE status and type of each M/WBE firm under subcontract with SCC during the quarter, along with the invoiced dollar amount subcontracted to each M/WBE firm during the quarter. The invoiced dollar amount subcontracted to each M/WBE firm during the quarter shall be determined by taking the total amount invoiced to Customer under this Agreement for the quarter, and identifying those invoiced amounts which will be paid to each M/WBE firm under subcontract.

2. SCC commits to subcontract to M/WBE firms at least ______ percent of the total amounts invoiced to Customer under this Agreement.

3. SCC will subcontract to M/WBE firms the following types of products and/or Services:

         3.1

         3.2

4. SCC will use the following methods to identify potential M/WBE subcontractors:

         4.1

         4.2

5. The name, title and duties of the administrator(s) of SCC's M/WBE certification and M/WBE subcontracting program(s) are as follows:

         5.1

         5.2

6. SCC agrees that it will ensure that all M/WBE subcontractors meet bona fide criteria to qualify as M/WBE firms, through SCC's documented certification process.

7. SCC shall provide Customer with a description of SCC's certification process and criteria to authenticate the M/WBE status of its subcontractors. SCC's certification process and criteria must be acceptable to Customer. Existing certification by certain agencies recognized by Customer (list available upon request) will be acceptable.



--------------------------------------------------------------------------------
Exhibit D                           Page D - 1
                     EXHIBIT D - M/WBE SUBCONTRACTING PLAN

                                           U S WEST/SCC AGREEMENT NO. 9500050239
--------------------------------------------------------------------------------



8. SCC agrees to make available to Customer all M/WBE data and any other information required by Customer relating to M/WBE certification.

         8.1 SCC agrees to allow Customer to audit SCC's certification process.

         8.2 SCC shall retain all records pertaining to M/WBE certification for a period of four years from the date of termination of this Agreement. Such records shall include at least:

                  8.2.1    Source lists for M/WBE's;

                  8.2.2    Organizations contacted;

                  8.2.3 Complete records relating to the certification process and its application;

                  8.2.4 All criteria used in the decision to select/not select an M/WBE; and

                  8.2.5 Records to support all subcontract awards and describing the criteria used.

B.       DEFINITIONS AND ASSUMPTIONS

1.       Definition of Minority

         1.1 "Black Americans" includes persons having origins in any of the black racial groups of Africa.

         1.2 "Hispanic Americans" includes persons of Mexican, Puerto Rican, Cuban, Central or South American, or other Spanish culture of origin, regardless of race.

         1.3 "Native Americans" includes persons who are American Indians, Eskimos, Aleuts, or Native Hawaiians.

         1.4 "Asian & Asian Subcontinent-Pacific Americans" includes persons whose origins are from Japan, China, Taiwan, Korea, Vietnam, Laos, Cambodia, the Philippines, Samoa, Guam, the U.S. Trust Territories of the Pacific and the Northern Marianas.

         1.5 "Other Minority or Ethnic Groups" includes persons recognized by the Small Business Administration pursuant to section 8(a) of the Small Business Act.

2.       Definition of Minority Owned Business Enterprise

         A Minority Owned Business Enterprise is any business which is 51% owned by one or more minorities who meet the following criteria:

         2.1 have ultimate fiscal and legal responsibility for the business;

         2.2      manage the daily operations of the business; and

         2.3 were either the original majority owner(s) of the existing business or verified purchaser(s) of the existing business.
                  Note: Transfer of ownership or purchase of the existing business by a minority from a non-minority, who remains actively involved in the operation of the business, does not qualify as a Minority Owned Business Enterprise.

3.       Definition of Woman Owned Business Enterprise

         A Woman Owned Business Enterprise is any business which is 51% owned by one or more women who meet the following criteria:

         3.1 have ultimate fiscal and legal responsibility for the business;

         3.2      manage the daily operations of the business; and

         3.3 were either the original majority owner(s) of the existing business or verified purchaser(s) of the existing business.
                  Note: Transfer of ownership or purchase of the existing business by a woman or minority woman from a non-minority male, who remains actively involved in the operation of the business, does not qualify as a Woman Owned Business Enterprise.



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                                           U S WEST/SCC AGREEMENT NO. 9500050239
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4.       An eligible minority/woman owned business must be an independent business. A business is not independent if another business controls or has the power to control the business, or directs or influences the operation of the business.

5. The minority/woman owners' contributions of capital or expertise to acquire interests in the firm shall be real and substantial. The following shall not be considered valid examples of capital contributions:

         5.1      A promise to contribute capital;

         5.2 A note payable to the firm or its owners who are not minority or woman; or

         5.3      The mere participation as an employee.

6. A firm engaged in the procurement of material and supplies shall be significantly and substantially involved in the production or have evidence of movement of inventory on hand in and out of his/her own facility (leased, owned, or rented) to effectively meet contractual obligations.





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                      EXHIBIT D - M/WBE SUBCONTRACTING PLAN